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                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                            (a Delaware corporation)


                                  $200,000,000

                      ______% Subordinated Notes due 2004



                               PURCHASE AGREEMENT





          Dated:  April __, 1994





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                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                            (a Delaware corporation)

                                  $200,000,000

                      ______% Subordinated Notes due 2004


                               PURCHASE AGREEMENT

                                                                  April __, 1994


DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
  As Representatives of the several Underwriters
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
140 Broadway
New York, New York  10005

Ladies and Gentlemen:

                 Healthtrust, Inc. - The Hospital Company, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A (collectively, the "Underwriters"), for whom you are acting representatives (the "Representatives"), $___________ aggregate principal amount of its ___% Subordinated Notes due 2004 (the "Securities"). Such Securities are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule A opposite the name of such Underwriter. The Securities are to be issued pursuant to an indenture to be dated as of ________, 1994 (the "Indenture") between the Company and [The First National Bank of Boston], as trustee (the "Trustee"). The Securities and the Indenture are more fully described in the Prospectus referred to below.

                 The principal amount and certain terms of the Securities, and the purchase price of the Securities to be paid by the Underwriters, shall be agreed upon by the Company and the Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the

Securities will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and all references herein to "this Agreement" or "herein" shall be deemed to include, the Price Determination Agreement.

                 The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-_____) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and either (A) has prepared and proposes to file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus, or
(B) if the Company has elected to rely upon Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), will prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations, promptly after execution and delivery of the Price Determination Agreement. The information, if any, included in such prospectus that was omitted from the prospectus included in such registration statement at the time it becomes effective but that is deemed, pursuant to Rule 430A(b), to be part of such registration statement at the time it becomes effective is referred to herein as the "Rule 430A Information". Each prospectus used before the time such registration statement becomes effective and any prospectus that omits the Rule 430A Information that is used after such effectiveness and prior to the execution and delivery of the Price Determination Agreement, is herein called a "preliminary prospectus". Such registration statement, including the exhibits thereto, as amended at the time it becomes effective and including, if applicable, the Rule 430A Information, is herein called the "Registration Statement", and the prospectus included in the Registration Statement at the time it becomes effective is herein called the "Prospectus", except that, if the final prospectus first furnished to the Underwriters after the execution of the Price Determination Agreement for use in connection with the offering of the Securities differs from the prospectus included in the Registration Statement at the time it becomes effective (whether or not such prospectus is required to be filed pursuant to Rule 424(b)), the term "Prospectus" shall refer to the final prospectus first furnished to the Underwriters for such use.





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
                 The Company understands that the Underwriters propose to make a public offering of the Securities as soon as you deem advisable after the Registration Statement becomes effective, the Price Determination Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                 Section 1.  Representations and Warranties.  (a)    The
Company represents and warrants to and agrees with each of the Underwriters that:

                 (i) When the Registration Statement shall become effective, if the Company has elected to rely upon Rule 430A, on the date of the Price Determination Agreement, on the effective or issue date of each amendment or supplement to the Registration Statement or the Prospectus, and at the Closing Time referred to below, (A) the Registration Statement and any amendments and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (B) neither the Registration Statement nor any amendment or supplement thereto will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) neither the Prospectus nor any amendment or supplement thereto will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, this representation and warranty does not apply to statements or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by or on behalf of any Underwriter expressly for use in the Registration Statement or the Prospectus or to the Statement of Eligibility of the Trustee on form T-1 filed with the Commission as part of the Registration Statement.

                 (ii) This Agreement has been duly authorized, executed and delivered by the Company.

                 (iii) The consolidated financial statements included in the Registration Statement present fairly the consolidated financial position of the Company and the Company's Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of operations, stockholders' equity and cash flows of





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         the Company and the Company's Subsidiaries for the periods specified.
         Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. The pro forma financial statements and other pro forma financial information included in the Prospectus present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                 (iv) The consolidated financial statements included in the Registration Statement present fairly the consolidated financial position of EPIC and EPIC's Subsidiaries (as hereinafter defined) as of the dates indicated and the consolidated statements of operations, stockholders' equity and cash flows of EPIC and EPIC's Subsidiaries for the periods specified. Except as otherwise stated in the Registration Statement, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, and the financial statement schedules, if any, included in the Registration Statement present fairly the information required to be stated therein.

                 (v) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.





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                 (vi)  EPIC is a corporation duly incorporated, validly
         existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and EPIC is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                 (vii) Each of the Company's subsidiaries (collectively, the "Company's Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and each of the Company's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Except as set forth in the Registration Statement, all of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or through one or more Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

                 (viii) Each of EPIC's subsidiaries (collectively, "EPIC's Subsidiaries") is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and each of EPIC's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property





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         of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise. Except as set forth in the Registration Statement, all of the outstanding shares of capital stock of each of EPIC's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by EPIC, directly or through one or more Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of the Company, any unperfected security interest.

                 [(ix) The Company had at the date indicated a duly authorized and outstanding capitalization as set forth in the Prospectus in the column entitled "Healthtrust Actual" under the caption
         "Capitalization."]

                 (x) The Indenture has been duly authorized by the Company, will be substantially in the form heretofore delivered to you and, when duly executed and delivered by the Company and, assuming due authentication by the Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

                 (xi) The Securities have been duly authorized by the Company. When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided in this Agreement, the Securities will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or law); and the





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         Securities conform in all material respect to the description thereof contained in the Prospectus.

                 (xii) All of the outstanding shares of capital stock of the Company [other than the Offered Shares (as defined in the U.S. Purchase Agreement dated April __, 1994)] have been duly authorized and validly issued and are fully paid and non- assessable; [and none of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of the Company's Subsidiaries is a party.]

                 (xiii) The Offered Shares to be sold by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with the U.S. Purchase Agreement and the International Purchase Agreement, will be validly issued, fully paid and non-assessable, such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of the Company's Subsidiaries is a party.

                 (xiv) All of the outstanding shares of capital stock of EPIC have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of EPIC issued in violation of the preemptive or other similar rights of any stockholder of EPIC arising by operation of law, under the charter and bylaws of EPIC or under any agreement to which EPIC or any of EPIC's Subsidiaries is a party.

                 (xv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been
         (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, [(B) any transaction entered into by the Company or any of the Company's





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         Subsidiaries, other than in the ordinary course of business, that is material to the Company and the Company's Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared paid or made by the Company on its capital stock.]


                 (xvi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, there has not been
         (A) any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, [(B) any transaction entered into by the EPIC or any of EPIC's Subsidiaries, other than in the ordinary course of business, that is material to the EPIC and EPIC's Subsidiaries, considered as one enterprise, or (C) any dividend or distribution of any kind declared, paid or made by EPIC on its capital stock.]

                 (xvii) [Neither the Company nor any of the Company's Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except as disclosed in the Prospectus and except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.] The execution and delivery of this Agreement and the Indenture by the Company, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) and compliance by the Company with the terms of this Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of the Company's Subsidiaries, and





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         do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Company's Subsidiaries is a party or by which it is bound or to which any of its properties is subject, or (B) any existing applicable law (including any environmental law), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Company's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectus and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                 (xviii) [Neither EPIC nor any of EPIC's Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except as disclosed in the Prospectus and except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.] The consummation by EPIC of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) have been duly authorized by all necessary corporate action on the part of EPIC and do not and will not result in any violation of the charter or by-laws of EPIC or any of EPIC's Subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of EPIC or any of EPIC's Subsidiaries under (A) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument





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         to which EPIC or any of EPIC's Subsidiaries is a party or by which it is bound or to which any of its properties is subject, or (B) any existing applicable law (including any environmental law), rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over EPIC or any of EPIC's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectus and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                 (xix) No authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and the securities or blue sky laws of the various states) is required for the valid issuance, sale and delivery of the Securities, for the execution, delivery or performance of the Indenture by the Company [or for the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement).]

                 (xx) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company's Subsidiaries that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of the Company and the Company's Subsidiaries, considered as one enterprise, [or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization"





                                       10
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         in the Registration Statement); the aggregate of all pending legal or governmental proceedings to which the Company or any of the Company's Subsidiaries is a party or which affect any of its properties that are not described or referred to in the Prospectus would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.]

                 (xxi) Except as disclosed in the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, now pending or, to the knowledge of the Company, threatened against or affecting EPIC or any of EPIC's Subsidiaries that is required to be disclosed in the Prospectus or that could reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, or that could reasonably be expected to materially and adversely affect the properties or assets of EPIC and EPIC's Subsidiaries, considered as one enterprise, [or that could reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement). The Company has no reason to believe that the aggregate of all pending legal or governmental proceedings to which EPIC or any of EPIC's Subsidiaries is a party or which affect any of its properties that are not described or referred to in the Prospectus would have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.]

                 (xxii) In the Company's judgment, there are no contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                 (xxiii) Each of the Company and the Company's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively,

         "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, [and neither the Company nor any of the Company's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.]

                 (xxiv) Each of EPIC and EPIC's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, [and neither EPIC nor any of EPIC's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.]

                 [(xxv)   Each approval, consent, license, order,
         authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution, delivery and performance of this Agreement, the compliance by the Company with all of the provisions hereof, the consummation of the transactions herein contemplated and the consummation by the Company of the transactions contemplated in the Registration





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
         Statement (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Registration Statement) (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Securities for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect.]

                 [(xxvi) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in stabilization or manipulation of the price of the Securities; and the Company has not distributed and will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than any preliminary prospectus filed with the Commission or the Prospectus or other material permitted by the 1933 Act or the 1933 Act Regulations.]

                 [(xxvii) Except as disclosed in the Prospectus, all United States federal income tax returns of the Company and the Company's Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectus, all other franchise and income tax returns of the Company and the Company's Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the Company's knowledge, the charges, accruals and reserves on the books of the Company and the Company's Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined,





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
         except as disclosed in the Prospectus and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.]

                 [(xxviii) Except as disclosed in the Prospectus, all United States federal income tax returns of EPIC and EPIC's Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except tax assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided. Except as disclosed in the Prospectus, all other franchise and income tax returns of EPIC and EPIC's Subsidiaries required to be filed pursuant to applicable foreign, state or local law have been filed, except insofar as the failure to file such returns would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, and all taxes shown on such returns or otherwise assessed which are due and payable have been paid, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. To the best of the Company's knowledge, the charges, accruals and reserves on the books of EPIC and EPIC's Subsidiaries in respect of any income and corporate franchise tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income or corporate franchise tax for any years not finally determined, except as disclosed in the Prospectus and except to the extent of any inadequacy that would not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.]



                 (xxix)         [intentionally left blank]

                 (xxx) Except as disclosed in the Registration Statement, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

                 [(xxxi) EPIC's Employee Stock Ownership Plan (the "EPIC ESOP") and the trust created pursuant to the Trust Agreement for the
         EPIC ESOP between EPIC and [                           ], as trustee
         under the EPIC ESOP (the "EPIC Trustee"), dated as of [         ]
         (the "EPIC ESOP Trust"), meet in all material respects all applicable requirements of qualification and exemption from taxation under Sections 401(a) and 501(a), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").]

                 [(xxxii) The EPIC ESOP constitutes an "employee stock ownership plan," as defined in Section 4975(e)(7) of the Code and the Treasury Regulations promulgated thereunder, and as defined in Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").]

                 [(xxxiii) Each of the loans to the EPIC ESOP Trust pursuant to the EPIC ESOP Loan A Agreement and the EPIC ESOP Loan B Agreement,
         each between EPIC and the EPIC ESOP Trust and dated as of [         ]
         (collectively, the "ESOP Loan Agreements"), and each of the pledges of shares of EPIC's Common Stock, par value $.___ per share (the "EPIC Common Stock"), by the EPIC ESOP Trust pursuant to the Pledge Agreement A and the Pledge Agreement B, each between EPIC and the EPIC
         ESOP Trust and dated as of [                ] (collectively,
         the "EPIC ESOP Pledge Agreements"), satisfies in all material respects the requirements of Section 4975(d)(3) of the Code and Section 408(b)(3) of ERISA, and will not subject EPIC to a tax imposed under
         Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA.]

                 [(xxxiv) The EPIC Common Stock is a "qualifying employer security," within the meaning of Section 4975(e)(8) of the Code and
         Section 407(d)(5) of ERISA.]

                 [(xxxv) Each of the sales of shares of EPIC Common Stock to
         the EPIC ESOP Trust pursuant to the [                ] Stock Purchase
         Agreement between [                    ] and the EPIC ESOP Trust and
         the Common Stock Purchase Agreement between EPIC and the EPIC ESOP
         Trust, each dated as of [                ] (collectively, the "EPIC
         ESOP Stock Purchase Agreements"), satisfies in all material respects the requirements of Section 4975(d)(13) of the Code and Section 408(e) of ERISA, and will not subject EPIC to a tax imposed under Section 4975 of the Code or a civil penalty assessed under Section 502(i) of ERISA.]

                 [(xxxvi) Except as disclosed in the Prospectuses, to the knowledge of the Company, no opinion, correspondence or other communication, whether written or otherwise, has been received by American Medical International, Inc. ("AMI"), EPIC or any of their respective agents, affiliates, associates, officers or directors, or any fiduciary of the EPIC ESOP, from the United States Department of Labor, the Internal Revenue Service or any other Federal or state governmental or regulatory agency, body or authority, to the effect that either of the loans to the EPIC ESOP Trust pursuant to the EPIC ESOP Loan Agreements, either of the pledges of shares of EPIC Common Stock by the EPIC ESOP Trust pursuant to the EPIC ESOP Pledge Agreements or either of the sales of shares of EPIC Common Stock to the EPIC ESOP Trust pursuant to the EPIC ESOP Stock Purchase Agreements may or will constitute a violation of or result in any liability under ERISA or the Code.]

                 [(xxxvii) None of (i) the termination by EPIC of future contributions to the EPIC ESOP, (ii) the discharge of that portion of the principal amount of EPIC's loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of EPIC Common Stock transferred by the EPIC Trustee to EPIC or (iii) the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the EPIC ESOP Trust, each as contemplated by the Registration Statement, should constitute a material violation of or result in any material liability under ERISA or the Code (including, without limitation, any tax under Section 4978B of the Code).]

         (b) Any certificate signed by any officer of the Company and delivered to you or to Davis Polk & Wardwell as counsel for the Underwriters pursuant to this Agreement or at the Closing contemplated hereby shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

                 Section 2.  Sale and Delivery to the Underwriters; Closing.
(a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price to be agreed upon by the Underwriters and the Company in accordance with Section 2(b) or 2(c) and set forth in the Price Determination Agreement, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule A. If the Company elects to rely on Rule 430A, Schedule A may be attached to the Price Determination Agreement.

                 (b) If the Company has elected not to rely upon Rule 430A, the initial public offering price of the Securities, the purchase price of the Securities to be paid by the several Underwriters and certain other principal terms of the Securities shall be agreed upon and set forth in the Price Determination Agreement, dated the date hereof, and an amendment to the Registration Statement containing such per share price information will be filed before the Registration Statement becomes effective.

                 (c) If the Company has elected to rely upon Rule 430A, the initial public offering price of the Securities, the purchase price of the Securities to be paid by the several Underwriters and certain other principal terms of the Securities shall be agreed upon and set forth in the Price Determination Agreement. In the event that the Price Determination Agreement has not been executed by the close of business on the fourth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Sections 6 and 7 shall remain in effect.

                 (d) Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M. either (i) on the fifth full business day after the effective date of the Registration Statement, or (ii) if the Company has elected to rely upon Rule 430A, the fifth full business day after execution of the Price Determination Agreement (unless, in either case, postponed pursuant to Section 10), or at such other time not more than ten full business days thereafter as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company against delivery to the respective accounts of the several Underwriters of certificates for the Securities.

                 (e) Certificates for the Securities shall be in such denominations ($1,000 or an integral multiple thereof) and registered in such names as you may request in writing at least two full business days before the Closing Time. The certificates for the Securities, which may be in temporary form, will be made available in New York City for examination and packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time.

                 Section 3. Certain Covenants of the Company. The Company covenants with each Underwriter as follows:

                 (a) The Company will use its best efforts to cause the Registration Statement to become effective and, if the Company elects to rely upon Rule 430A and subject to Section 3(b), will comply in all material respects with the requirements of Rule 430A and will notify you promptly, (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or amend or supplement the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or threatening of any proceeding for any of such purposes. The Company will make every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (b) The Company will not at any time file or make any amendment to the Registration Statement, or any amendment or supplement (i) if the Company has not elected to rely upon Rule 430A, to the Prospectus or (ii) if the Company has elected to rely upon Rule 430A, to either the prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus, of which you shall not have previously been advised and furnished a copy or to which you or Davis Polk & Wardwell as counsel for the Underwriters shall have promptly and reasonably objected in writing.

                 (c) The Company has furnished or will furnish to you and Davis Polk & Wardwell as counsel for the Underwriters, without charge, as many signed copies (as reasonably requested) of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request and has furnished or will furnish to you, for each other Underwriter, one conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits).

                 (d) The Company will deliver to each Underwriter, without charge, from time to time until the effective date of the Registration Statement (or, if the Company has elected to rely upon Rule 430A, until the time the Price Determination Agreement is executed and delivered) as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, without charge, as soon as the Registration Statement shall have become effective (or, if the Company has elected to rely upon Rule 430A, as soon as practicable after the Price Determination Agreement has been executed and delivered) and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as such Underwriter may reasonably request.

                 (e) The Company will comply in all material respects to the best of its ability with the 1933 Act and the 1933 Act Regulations, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder and the 1939 Act and the 1939 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

                 (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Company and you may mutually agree upon and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that neither the Company nor any of the Company's Subsidiaries shall be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each such jurisdiction to maintain the qualification of the Securities as above provided.

                 (g) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement but not later than the first day of the Company's fiscal quarter next following such effective date.

                 (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under the caption "Use of Proceeds", and will provide you with any report on Form SR filed under Rule 463 of the 1933 Act Regulations by the Company in connection with the sale of the Offered Shares promptly after filing such report.

                 (i) If the Company has elected to rely upon Rule 430A, it will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus.

                 (j) The Company, with respect to the offering of the Securities, has complied and will comply with all of the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business with Cuba.

                 Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (a) the printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the preliminary prospectus or prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters, (b) the printing and distribution of this Agreement (including the Price Determination Agreement), the Indenture, the certificates for the Securities and the Blue Sky Survey, (c) the delivery of the certificates for the Securities to the Underwriters, (d) the fees and disbursements of the Company's counsel and accountants, (e) the qualification of the Securities under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the National

Association of Securities Dealers, Inc., including filing fees and reasonable fees and disbursements of Davis Polk & Wardwell as counsel for the Underwriters, in connection with such qualification of the Securities and the Blue Sky Survey, (f) any fees charged by the rating agencies for rating the Securities, and (g) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture and the Securities.

                 If this Agreement is terminated by you in accordance with the provisions of Section 5, 9(a)(i) or 11, the Company shall reimburse the Underwriters for all their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of Davis Polk & Wardwell as counsel for the Underwriters.

                 Section 5. Conditions of Underwriters' Obligations. In addition to the execution and delivery of the Price Determination Agreement, the obligations of the several Underwriters to purchase and pay for the Securities that they have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Company contained herein (including those contained in the Price Determination Agreement) or in certificates of the Company's officers delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                 (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall have been threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Davis Polk & Wardwell as counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

                 (b) At the Closing Time, you shall have received a signed opinion of Dewey Ballantine, counsel for the Company, dated as of the Closing Time, in form and substance reasonably satisfactory to Davis Polk & Wardwell as counsel for the Underwriters, to the effect that:

                          (i) This Agreement has been duly authorized, executed and delivered by the Company.

                          (ii)    The Company is a corporation duly
                 incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                          (iii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                          (iv) The Securities sold by the Company pursuant to this Agreement have been duly authorized by the Company and, assuming that the Securities have been duly authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the

                 Securities), the Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                          (v) The Indenture has been duly qualified under the 1939 Act.

                          (vi) The Securities and the Indenture conform in all material respects as to legal matters to the descriptions thereof contained in the Prospectus.

                          (vii) The Offered Shares to be sold by the Company pursuant to the U.S. Purchase Agreement and the International Purchase Agreement have been duly authorized and, when issued and delivered by the Company upon receipt of the payment therefor in accordance with the U.S. Purchase Agreement and the International Purchase Agreement, will be validly issued, fully paid and non-assessable; such Offered Shares are not subject to the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of the Company's Subsidiaries is a party.

                          (viii) All of the outstanding shares of capital stock of the Company other than the Offered Shares have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of Common Stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter and bylaws of the Company or under any agreement to which the Company or any of the Company's Subsidiaries is a party.

                          (ix)  To the knowledge of such counsel, no
                 authorization, approval, consent or license of any government, governmental instrumentality or court (other than under the 1933 Act and the 1933 Act Regulations, the 1939 Act and 1939 Act Regulations, the Trust Indenture Act and the securities or blue sky laws of the various states), is required for the valid issuance, sale and delivery of the Securities for the execution, delivery or performance of the Indenture by the Company or for the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement under the caption "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization".

                          (x) The execution and delivery by the Company of this Agreement and the Indenture, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the Company with the terms of this Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of the Company's Subsidiaries, and, to the knowledge of such counsel, do not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage or loan agreement, or any other agreement or instrument, to which the Company is a party or by which it may be bound or to which any of its properties may be subject, (B) any existing applicable law, rule or regulation (other than securities or blue sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court, having jurisdiction over the Company or any of its properties, in each case, except as disclosed in the Prospectus, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of this Agreement will constitute a violation of, or default under, any financial covenant or financial ratios contained in any of the agreements referred to in the preceding sentence.

                          (xi)   Such counsel has been informed by the
                 Commission that the Registration Statement is effective under the 1933 Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been threatened by the Commission under the 1933 Act.

                          (xii) The Registration Statement (including the Rule 430A Information, if applicable), the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (in each case, except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1 as to which such counsel need express no opinion), comply as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations.

                          (xiii) The Company is not an investment company under the Investment Company Act of 1940.

                          (xiv) The transactions contemplated in the Pros-pectuses under the heading "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization", to the extent described therein, have been duly authorized by the Company; all of the necessary consents to consummate such transactions, including, to the knowledge of such counsel, all the necessary consents from holders of the Company's debt securities, have been obtained, except where the failure to obtain such consents would not have a material adverse effect on the consummation of the Acquisition or the Financing Plan; to the knowledge of such counsel, there has not been any violation on the part of the Company of any of the terms of such consents which violation would materially and adversely affect the consummation of the Acquisition or the Financing Plan; and there is no pending or, to the knowledge of such counsel, threatened legal or governmental proceedings with respect to any of the consents or the transactions contemplated in the Prospectuses (including the transactions described under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses) that, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the consummation of the Acquisition or the Financing Plan.

                        In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe
        (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                 Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

                 (c) At the Closing Time, you shall have received a signed opinion of Philip D. Wheeler, General Counsel for the Company, dated as of the Closing Time, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Underwriters, to the effect that:

                          (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                         (ii) Each of the Company's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, or except to the extent that the failure to be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                        (iii) Each of the Company's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                     (iv) The Securities sold by the Company pursuant to this Agreement have been duly authorized by the Company assuming that the Securities have been authenticated by the Trustee in the manner described in its certificate delivered to you today (which fact such counsel need not determine by an inspection of the Securities), the Securities have been duly executed, issued and delivered by the Company and constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                      (v) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any stockholder of the Company arising by operation of law, under the charter or bylaws of the Company or under any agreements known to such counsel to which the Company or any of the Company's Subsidiaries is a party.

                     (vi)    The authorized, issued and outstanding
                 capital stock of the Company as of November 30, 1993 was as set forth in the Prospectus in the column entitled "Healthtrust Actual" under the heading "Capitalization".

                    (vii) Based solely on an examination of relevant minute books and stock records, except as disclosed in the Prospectus, all of the outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; and, except as disclosed in the Registration Statement, all of such shares are owned by the Company, directly or through one or more of the Company's Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of such counsel, any unperfected security interest.

                       (viii) To the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of the Company's subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Company's subsidiaries taken as a whole, and the Company and the Company's subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

                       (ix)  The Company and each of the Company's
                 subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of the Company's subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of the Company's subsidiaries.

                       (x) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                        (xi) The statements made in the Prospectus under "Health Care Reform", "Reimbursement and Regulation", "Legal Proceedings", "Acquisition-Related Considerations" and "ERISA Matters", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

                        (xii) To the knowledge of such counsel, no default exists in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, except as disclosed in the Registration Statement or the Prospectus and except for such defaults that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                        (xiii) The execution and delivery by the Company of this Agreement and the Indenture, the issuance and delivery of the Securities, the consummation by the Company of the transactions contemplated in this Agreement and in the Registration Statement under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" and compliance by the Company with the terms of this Agreement and the Indenture have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or by-laws of the Company or any of the Company's Subsidiaries, and, to the knowledge of such counsel, do not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of the Company or any of the Company's Subsidiaries under (A) any indenture, mortgage or loan agreement or any other agreement or instrument to which the Company or any of the Company's Subsidiaries is a party or by which it may be bound or to which any of their respective properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over the Company or any of the Company's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectus, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by the Company of this Agreement will constitute a violation of, or default under, any financial covenant or financial ratios contained in any of the agreements referred to in the preceding sentence.

                        (xiv) All of the hospitals operated by the Company and the Company's Subsidiaries are licensed under appropriate state laws for the conduct of the business described in the Registration Statement and are certified under the Medicare program and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate, in the Medicare program.

                        (xv) To the knowledge of such counsel, there has not been any violation on the part of any of the Company's Subsidiaries of any of the terms of the necessary consents to consummate the transactions contemplated in the Prospectuses under the headings "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization", including all the necessary consents from holders of the Company's and EPIC's debt securities, which violation would materially and adversely affect the consummation of any of those transactions.

                        (xvi) Each of the Company and the Company's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental

                 Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, and neither the Company nor any of the Company's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise.

                          In addition, such opinion shall state that such counsel has participated in the preparation of the Registration Statement and Prospectus and in conferences with officers and other representatives of the Company, and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not undertake to determine independently nor pass upon or assume any responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of and subject to the foregoing, no facts have come to the attention of such counsel to lead such counsel to believe (A) that the Registration Statement (including the Rule 430A Information, if applicable) or any amendment thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom and the Statement of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), as of the date the Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                          Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

                 (d) At the Closing Time, you shall have received a signed opinion of Johnson & Gibbs, Counsel for EPIC, dated as of the Closing Time, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the Underwriters, to the effect that:

                     (i) EPIC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, or except to the extent that the failure to be in good standing would not have a material adverse effect on the Company and the Company's Subsidiaries, considered as one enterprise.

                    (ii) EPIC is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                   (iii) Each of EPIC's Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power under such laws to own, lease and operate its properties and conduct its business as described in the Prospectus, or except to the extent that the failure to be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                    (iv) Each of EPIC's Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise.

                     (v) All of the outstanding shares of capital stock of EPIC have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of EPIC was issued in violation of the preemptive or other similar rights of any stockholder of EPIC arising by operation of law, under the charter or bylaws of EPIC or under any agreements known to such counsel to which EPIC or any of EPIC's Subsidiaries is a party.

                    (vi) All of the outstanding shares of capital stock of each of EPIC's Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable; and, except as disclosed in the Registration Statement, all of such shares are owned by EPIC, directly or through one or more of EPIC's Subsidiaries, free and clear of any pledge, lien, perfected security interest, claim or encumbrance of any kind or, to the knowledge of such counsel, any unperfected security interest.

                    (vii) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described in the Prospectus that are not described as required, nor of any contracts or documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

                    (viii) The statements made in the Prospectus under "Health Care Reform", "Reimbursement and Regulation", "Legal Proceedings" and "ERISA Matters", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects.

                      (ix) To the knowledge of such counsel, no default exists in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement, except as disclosed in the Registration Statement or the Prospectus and except for such defaults that would not have a material adverse effect on EPIC and EPIC's
                 Subsidiaries, considered as one enterprise.

                      (x) The consummation by EPIC of the transactions contemplated in this Agreement and in the Registration Statement under the caption "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" has been duly authorized by all necessary corporate action on the part of EPIC and does not and will not result in any violation of the charter or by-laws of EPIC or any of EPIC's Subsidiaries, and, to the knowledge of such counsel, does not and will not conflict with, or constitute a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien or encumbrance upon any property or assets of EPIC or any of EPIC's Subsidiaries under
                 (A) any indenture, mortgage or loan agreement or any other agreement or instrument to which EPIC or any of EPIC's Subsidiaries is a party or by which it may be bound or to which any of their respective properties may be subject, (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion), or (C) any judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over EPIC or any of EPIC's Subsidiaries or any of their respective properties, in each case, except as disclosed in the Prospectus, and except for such conflicts, breaches or defaults or liens or encumbrances that would not have a material adverse effect on EPIC and EPIC's Subsidiaries, considered as one enterprise. Such counsel need express no opinion, however, as to whether the execution, delivery and performance by EPIC of this Agreement will constitute a violation of, or default under, any financial covenant or financial ratios contained in any of the agreements referred to in the preceding sentence.

                      (xi) All of the hospitals operated by EPIC and EPIC's Subsidiaries are licensed under appropriate state laws for the conduct of the business described in the Registration Statement and are certified under the Medicare program and are "providers of services" as defined in the Social Security Act and the regulations promulgated thereunder, and are eligible to participate, in the Medicare program.

                     (xii) To the knowledge of such counsel, there has not been any violation on the part of any of EPIC's Subsidiaries of any of the terms of the necessary consents to consummate the transactions contemplated in the Prospectuses under the heading "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" including all the necessary consents from holders of the Company's and EPIC's debt securities, which violation would materially and adversely affect the consummation of the Acquisition or the Financing Plan.

                     (xiii) EPIC is not an investment company under the Investment Company Act of 1940.

                     (xiv) None of (i) the termination by EPIC of future contributions to the EPIC ESOP, (ii) the discharge of that portion of the principal amount of EPIC's loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of the EPIC Common Stock transferred by the EPIC Trustee to EPIC,
                 or (iii) relying on the [            ] opinion to be delivered
                 pursuant to Section [5(d)] of this Agreement (and incor-porating the caveats and assumptions contained therein), the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the ESOP Trust, each as contemplated by the Registration Statement, should constitute a violation of or result in any liability under ERISA or the Code (including, without limitation, any tax under Section 4978B of the Code).

                      (xv) EPIC and EPIC's Subsidiaries own or possess all governmental licenses, permits, certificates (including, without limitation, certificate of need approvals), consents, orders, approvals and other authorizations (collectively, "Governmental Licenses") necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, except where the failure to possess such Governmental Licenses could reasonably be expected to not have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise, and neither EPIC nor any of EPIC's Subsidiaries has received any notice of proceedings relating to revocation or modification of any such Governmental Licenses that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings or business affairs of EPIC and EPIC's Subsidiaries, considered as one enterprise.

                 (e) At the Closing Time, you shall have received a signed opinion of Dewey Ballantine, dated as of the Closing Time, in form or substance reasonably satisfactory to Davis Polk & Wardwell as counsel to the U.S. Underwriters, to the effect that the transfer by the EPIC Trustee to EPIC of shares of EPIC Common Stock unallocated under the EPIC ESOP in satisfaction of EPIC's loans to the EPIC ESOP Trust, as contemplated by the Registration Statement, will meet the requirements of Section 404, 406 and 408(e)(1) of ERISA.

                 Such counsel may also state that, insofar as such opinion involved factual matters, they have relied, to the extent they deem proper, upon certificates of officers of EPIC and its Subsidiaries and certificates of public officials.

                 (f) At the Closing Time, you shall have received the favorable opinion of Davis Polk & Wardwell as counsel for the Underwriters, dated as of the Closing Time, to the effect that the opinions delivered pursuant to Sections 5(b) and (c) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the

         Securities, this Agreement, the Indenture, the Registration Statement, the Prospectus and such other related matters as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the corporate law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and the Company's Subsidiaries and certificates of public officials.

                 (g) At the Closing Time, (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon), the Registration Statement, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading, and the Prospectus, as it may then be amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company, threatened against the Company, any of the Company's Subsidiaries, EPIC or any of EPIC's Subsidiaries that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company, any of the Company's Subsidiaries, EPIC or any of EPIC's Subsidiaries before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could reasonably be expected to materially adversely affect the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, other than as set forth in the Prospectus, (iv) the Company shall have complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to the Closing Time and (v) the other representations and warranties of the Company set forth in Section 1(a) shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received certificates of the President or a Vice President and the Treasurer or the Controller of the Company and of EPIC, dated as of the Closing Time, to such effect.

                 (h) On the date of this Agreement and at the Closing Time, Ernst & Young, independent public accountants with respect to the Company, shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus;

                 (i) On the date of this Agreement and at the Closing Time, Ernst & Young, independent public accountants with respect to EPIC, shall have furnished to you letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements of EPIC and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus; and

                 (j) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated in this Agreement and the matters referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Securities as contemplated in this Agreement shall be reasonably satisfactory in form and substance to you and to Davis Polk & Wardwell as counsel for the Underwriters.

                 (k) EPIC shall have terminated future contributions to the EPIC ESOP, discharged that portion of the principal amount of EPIC's loans to the EPIC ESOP Trust that exceeds the fair market value of the shares of EPIC Common Stock transferred by the EPIC Trustee to EPIC, and reacquired all of the shares of EPIC Common Stock held by the EPIC ESOP at the time of termination of EPIC's contributions to the EPIC ESOP and not allocated to the accounts of participants in the EPIC ESOP, and EPIC shall have terminated the Grantor Trust (as such term is defined in the Registration Statement) and consummated the transactions contemplated by such termination substantially in the manner described in the Prospectuses.

                 (l) The Company shall have consummated the Acquisition and the equity offering of 6,000,000 Shares of Common Stock of the Company on April 21, 1994 (the "Equity Offering"). The Company shall have provided to you and Davis Polk & Wardwell as counsel for the U.S. Underwriters copies of all documents with respect to the consummation of such transactions as you or Davis Polk & Wardwell may reasonably request.

                 (m) The transactions contemplated in the Prospectuses under the heading "The Acquisition Plan and the Financing Plan" shall have been duly authorized by the Company; all of the necessary consents to consummate such transactions shall have been obtained, except where the failure to obtain such consents would not have a material adverse effect on such transactions; there shall not be any violation on the part of the Company or the Company's Subsidiaries of any of the terms of such consents that could reasonably be expected to materially and adversely affect the consummation of such transactions; and there shall not be any pending or threatened legal or governmental proceedings with respect to any consents or the transactions contemplated in the Prospectuses (including the transactions under the captions "The Acquisition and the Financing Plan", "Use of Proceeds" and "Capitalization" in the Prospectuses) that could reasonably be expected to materially and adversely affect such transactions.

                 (n) All conditions precedent to the closing of the Equity Offering shall have been satisfied or waived. The Company shall have provided to you and Davis Polk & Wardwell as counsel for the U.S. Underwriters copies of all documents delivered in connection with the closing of the Equity Offering as you or Davis Polk & Wardwell may reasonably request.

                 If any of the conditions specified in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you upon notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 herein. Notwithstanding any such termination, the provisions of Sections 6 and 7 herein shall remain in effect.

                 Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                 (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                 (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including, subject to the last sentence of Section 6(c), fees and disbursements of counsel chosen by you to represent the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished or confirmed in writing to the Company by any Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the foregoing indemnification with respect to any untrue statement contained in or any omission from a preliminary prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages, liabilities, or expenses purchased any of the Securities if a copy of the Prospectus (or the Prospectus as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if such is required by law, at or prior to the written confirmation of the sale of such Securities to such person and the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

                 (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions; or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished or confirmed in writing to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, if applicable, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

                 (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                 Section 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that (a) the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and (b) the Company is responsible for the balance; provided however, that no person guilty of the fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                 Section 8. Representations, Warranties and Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company, the Underwriters or their respective officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company or any Underwriter or controlling person and will survive delivery of and payment for the Securities.

                 Section 9. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), earnings or business affairs of the Company and the Company's Subsidiaries, considered as one enterprise, or of EPIC and EPIC's Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, or (iv) if a banking moratorium has been declared by either federal or New York authorities.

                 (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4. Notwithstanding any such termination, the provisions of Section 6 and 7 shall remain in effect.

                 (c) This Agreement may also terminate pursuant to the provisions of Section 2(c), with the effect stated in such Section.

                 Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities that it or they are obligated to purchase pursuant to this Agreement (the "Defaulted Securities"), you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms set forth in this Agreement; if, however, you have not completed such arrangements within such 24-hour period, then:

                          (a) if the number of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective Securities underwriting obligation proportions bear to the underwriting obligation proportions of all non-defaulting Underwriters, or

                          (b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased pursuant to this Agreement, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                 No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                 In the event of any such default that does not result in a termination of this Agreement, either you or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

                 Section 11. Default by the Company. If the Company shall fail at the Closing Time to sell and deliver the aggregate principal amount of Securities that it is obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party except to the extent provided in Section 4 and except that the provisions of Section 6 and 7 shall remain in effect.

                 No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect to such default.

                 Section 12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication (notices transmitted by telecopier to be promptly confirmed in writing). Notices to the Underwriters shall be directed to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, attention of _____________; and notices to the Company shall be directed to it at 4525 Harding Road, Nashville, Tennessee 37205 (telecopier no.: (615) 298-6377), attention of Philip D. Wheeler, Esq.

                 Section 13. Parties. This Agreement is made solely for the benefit of the several Underwriters and the Company and, to the extent expressed, any person controlling the Company or any of the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 10, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Securities. All of the obligations of the Underwriters hereunder are several and not joint.

                 Section 14. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York. Specified times of the day refer to New York City time.

                 Section 15. Counterparts. This Agreement may be executed in one or more counterparts and, when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                           Very truly yours,

                                           HEALTHTRUST, INC. - THE HOSPITAL
                                             COMPANY


                                           By
                                             --------------------------------
                                             Name:
                                             Title:


Confirmed and accepted as of
  the date first above written:

         DONALDSON, LUFKIN & JENRETTE SECURITIES
                    CORPORATION


         By
           -------------------------------------
           Name:
           Title:


         MERRILL LYNCH, PIERCE, FENNER & SMITH
                     INCORPORATED


         By
           -------------------------------------
           Name:
           Title:

                                                                    Exhibit A



                    HEALTHTRUST, INC. - THE HOSPITAL COMPANY
                            (A Delaware corporation)

                                  $___________

                        ___% Subordinated Notes due 2004

                         PRICE DETERMINATION AGREEMENT



                                                                  April __, 1994


DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
MERRILL LYNCH & CO.
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Donaldson, Lufkin & Jenrette
  Securities Corporation
140 Broadway
New York, New York  10005


Ladies and Gentlemen:

                 Reference is made to the Purchase Agreement dated April __, 1994 (the "Purchase Agreement") among Healthtrust, Inc. - The Hospital Company, a Delaware corporation (the "Company"), and Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated as the several Underwriters named in Schedule A thereto or hereto (the "Underwriters"). The Purchase Agreement provides for the purchase by the Underwriters from the Company, subject to the terms and conditions set forth therein, of $___________ aggregate principal amount of the Company's ___% Subordinated Notes due ____ (the "Securities"). This Agreement is the Price Determination Agreement referred to in the Purchase Agreement.

                 Pursuant to Section 2 of the Purchase Agreement, the undersigned agree with the Underwriters as follows:

                 1. The initial public offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest from [date of the signing of the Indenture] to the Closing Time.

                 2. The purchase price of the Securities to be paid by the several Underwriters shall be ___% of the principal amount thereof, plus accrued interest [date of the signing of the Indenture] to the Closing Time.

                 3. The interest rate to be borne by the Securities shall be ___% per annum.

                 The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 1(a) of the Purchase Agreement are accurate as though expressly made at and as of the date hereof.

                 As contemplated by Section 2 of the Purchase Agreement, attached as Schedule A is a completed list of the several Underwriters, which shall be a part of this Agreement and the Purchase Agreement.

                 This Agreement shall be governed by the laws of the State of New York.

                 If the foregoing is in accordance with the understanding of the Underwriters of the agreement between the Underwriters and the Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Purchase Agreement shall be a binding agreement among the Underwriters and the Company in accordance with its terms and the terms of the Purchase Agreement.

                               Very truly yours,

                               HEALTHTRUST, INC. -
                                  THE HOSPITAL COMPANY



                               By
                                  ----------------------------
                                  Name:
                                  Title:

Confirmed and accepted as of
   the date first above written:



   MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED



         By
           ---------------------------------
           Name:
           Title:


  DONALDSON, LUFKIN & JENRETTE SECURITIES
                 CORPORATION



         By
           ----------------------------------
           Name:
           Title:

                                   SCHEDULE A


                                                                       Principal Amount
                                                                        of Securities
                 Underwriter                                           to be Purchased
                 -----------                                           ----------------
Donaldson, Lufkin & Jenrette Securities
  Corporation  . . . . . . . . . . . . . . . .                          $_______________

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated  . . . . . . . . . . . . . . .                            _______________

                    Total . . . . . . . . . .                           $
                                                                         ===============